UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 2, 2026

NusaTrip Incorporated
(Exact name of Registrant as specified in its charter)

Nevada	001-42519	99-2217461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28F AIA Central, Jl. Jend. Sudirman No.Kav. 48A, RT.5/RW.4,Karet, Semanggi,
Kota Jakarta Selatan,
Daerah Khusus Ibukota, Jakarta, Indonesia	12930
(Address of principal executive offices)	(Zip Code)

+62 21 5060 8747

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 2, 2026, AOGB CPA Limited (“AOGB”) notified the Audit Committee of NusaTrip Incorporated, a Nevada corporation (the “Company”) of its decision to resign as the independent registered public accounting firm of the Company, effectively immediately.

AOGB was previously engaged by the Company to audit the Company’s consolidated financial statements for the year ended December 31, 2025. AOGB did not issue an audit opinion on the financial statements of the Company for the year ended December 31, 2025.

During the Company’s fiscal year ended December 31, 2025 and the subsequent interim period from January 1, 2026 to June 2, 2026, (i) there were no disagreements between the Company and AOGB with respect to any matter related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AOGB, would have caused AOGB to make reference to the subject matter of the disagreements in connection with its report, and (ii) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided AOGB with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that AOGB furnish to the Company a letter addressed to the U.S. Securities and Exchange Commission stating whether or not AOGB agrees with the above statements. The Company has provided AOGB with a copy of this Current Report on Form 8-K prior to its filing and has requested that AOGB furnish a letter to the SEC stating whether it agrees with the above statements. AOGB has not yet provided such letter. The Company will file an amendment to this Current Report to include the letter upon receipt, but in any event within 10 business days of the date of this Report.

On June 4, 2026, the Company entered into an engagement agreement with Barton CPA PLLC (“Barton”) to serve as the Company’s independent registered public accounting firm. Barton is located in Cypress, Texas, and has been engaged to audit the Company’s consolidated financial statements for the year ended December 31, 2025.

During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through June 4, 2026, neither the Company nor anyone on the Company’s behalf consulted with Barton with respect to either (i)(a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided by Barton to the Company that Barton concluded was an important factor that the Company considered in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any other matter that was the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K and the related instructions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NusaTrip Incorporated

Date: June 8, 2026	By:	/s/ Tjin Patrick Soetanto
Tjin Patrick Soetanto

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